PAINEWEBBER
MONEY MARKET FUND


                          --------------------------

                                   PROSPECTUS

                                 JUNE 30, 2000

                          --------------------------


This prospectus offers Class A, Class B and Class C shares of PaineWebber Money Market Fund solely through exchange for shares of the corresponding class of other PaineWebber funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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                         PaineWebber Money Market Fund

                                    Contents

                                    THE FUND

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What every investor               3                   Investment Objective,
should know about                                     Strategies and Risks
the fund

                                  4                   Performance


                                  5                   Expenses and Fee Tables


                                  6                   More About Risks and
                                                      Investment
                                                      Strategies

                                YOUR INVESTMENT

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Information for                   7                   Managing Your Fund
managing your fund                                    Account
account                                               --Flexible Pricing
                                                      --Buying Shares
                                                      --Selling Shares
                                                      --Exchanging Shares
                                                      --Pricing and Valuation

                             ADDITIONAL INFORMATION

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Additional important              12                  Management
information about
the fund
                                  13                  Dividends and Taxes


                                  14                  Financial Highlights

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Where to learn                                        Back Cover
more about the fund

                         The fund is not a complete or
                          balanced investment program.


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                         PaineWebber Money Market Fund

                         PaineWebber Money Market Fund

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Mitchell Hutchins considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk free. The principal risks presented by the fund are:

 . Credit Risk -- Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 . Interest Rate Risk -- The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

 . Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Information on the fund's recent holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

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                         PaineWebber Money Market Fund


                                  PERFORMANCE

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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class B shares because they have the longest performance history of any class of fund shares. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS B SHARES

                                 [GRAPH]

                        CALENDAR YEAR    TOTAL RETURN

                            1990            6.98%
                            1991            4.61%
                            1992            1.80%
                            1993            1.13%
                            1994            2.81%
                            1995            4.29%
                            1996            3.60%
                            1997            3.82%
                            1998            3.83%
                            1999            3.59%

Total return January 1 to March 31, 2000 -- 1.07%
Best quarter during years shown: 4th quarter, 1990 -- 2.26%
Worst quarter during years shown: 3rd quarter, 1993 -- 0.22%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1999

                                                    CLASS A  CLASS B*   CLASS C
CLASS                                               (7/1/91) (9/26/86) (7/14/92)
(INCEPTION DATE)                                    -------- --------- ---------
One Year...........................................  4.19%    (1.41)%    2.62%
Five Years.........................................  4.95%      3.48%    3.80%
Ten Years..........................................    N/A      3.63%     N/A
Life of Class......................................  3.98%      4.17%    3.17%

--------
* Assumes conversion of Class B shares to Class A shares after six years.

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                         PaineWebber Money Market Fund


                            EXPENSES AND FEE TABLES

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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price)..............................  None    None    None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
(as a % of offering price)..............................  None       5%      1%
Exchange Fee............................................  None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Management Fees.........................................  0.50%   0.50%   0.50%
Distribution and/or Service (12b-1) Fees................  0.25    0.75    0.75
Other Expenses..........................................  0.29    0.25    0.28
                                                          ----    ----    ----
Total Annual Fund Operating Expenses....................  1.04%   1.50%   1.53%
                                                          ====    ====    ====

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Class A.....................................   $106   $331   $  574   $1,271
   Class B (assuming sales of all shares at end
    of period).................................    653    774    1,018    1,553
   Class B (assuming no sales of shares).......    153    474      818    1,553
   Class C (assuming sales of all shares at end
    of period).................................    256    483      834    1,824
   Class C (assuming no sales of shares).......    156    483      834    1,824

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                         PaineWebber Money Market Fund


                                MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES

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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. In addition, Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.


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                         PaineWebber Money Market Fund


                           MANAGING YOUR FUND ACCOUNT

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FLEXIBLE PRICING

The fund offers three classes of shares--Class A, Class B and Class C--solely through exchange for shares of the corresponding class of other PaineWebber funds. No front-end sales charge is imposed when fund shares are acquired through an exchange, and no contingent deferred sales charge is imposed when shares of another PaineWebber fund are exchanged for the fund's shares.

The fund and the other PaineWebber funds that use the Flexible Pricing system have adopted plans under rule 12b-1 for their Class A, Class B and Class C shares that allow each fund to pay service fees for services provided to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have no front-end sales charge because they are acquired through an exchange for Class A shares of another PaineWebber fund. Class A shares of other PaineWebber funds generally have a front-end sales charge that is included in their offering price and is not invested in a fund. Class A shares of the fund pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

You may have to pay a 1% contingent deferred sales charge when you sell Class A shares of the fund if:

 . The front-end sales charge was waived for the Class A shares you exchanged for fund shares because your initial purchase was $1 million or more and

 . You sell your Class A shares of the fund within one year of the initial purchase date for the Class A shares that you later exchanged for fund shares.

This deferred sales charge would be 1% of the lesser of the offering price of the Class A shares initially purchased or the net asset value of the Class A shares of the fund at the time of sale. We will not impose the deferred sales charge on Class A shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class A shares under the Systematic Withdrawal Plan.

NOTE: If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you initially purchase Class B shares of a PaineWebber fund, we invest 100% of your purchase, and no deferred sales charge is imposed when you exchange those shares for Class B shares of the fund. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

The fund's Class B shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as

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                         PaineWebber Money Market Fund

well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years after the initial purchase date for the original Class B shares that you later exchanged for fund shares, they will automatically convert to Class A shares of the fund. Class A shares have lower ongoing expenses.

You will pay a deferred sales charge if you sell Class B shares before the end of six years (four years for fund shares acquired in certain exchanges for Class B shares of PaineWebber Low Duration U.S. Government Income Fund). We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares initially purchased or the net asset value of the Class B shares of the fund at the time of sale by the percentage shown below:

SALES OF FUND SHARES ACQUIRED THROUGH AN EXCHANGE FOR SHARES OF PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

                         PERCENTAGE BY WHICH THE
IF YOU SELL                 SHARES' NET ASSET
SHARES WITHIN:            VALUE IS MULTIPLIED:
--------------           -----------------------
1st year since purchase             3%
2nd year since purchase             2
3rd year since purchase             2
4th year since purchase             1
5th year since purchase           None

SALES OF FUND SHARES ACQUIRED THROUGH AN EXCHANGE FOR SHARES OF PAINEWEBBER ENHANCED S&P 500 FUND

                         PERCENTAGE BY WHICH THE
IF YOU SELL                 SHARES' NET ASSET
SHARES WITHIN:            VALUE IS MULTIPLIED:
--------------           -----------------------
1st year since purchase             3%
2nd year since purchase             3
3rd year since purchase             2
4th year since purchase             2
5th year since purchase             1
6th year since purchase             1
7th year since purchase           None

The above schedules apply only if the exchanged shares would have been subject to the same lower deferred sales charge schedule if you sold them rather than exchanging them for Class B shares of the fund.

SALES OF FUND SHARES ACQUIRED THROUGH AN EXCHANGE FOR SHARES OF ANY OTHER PAINEWEBBER FUND

                         PERCENTAGE BY WHICH THE
IF YOU SELL                 SHARES' NET ASSET
SHARES WITHIN:            VALUE IS MULTIPLIED:
--------------           -----------------------
1st year since purchase             5%
2nd year since purchase             4
3rd year since purchase             3
4th year since purchase             2
5th year since purchase             2
6th year since purchase             1
7th year since purchase           None


We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

 . First, Class B shares representing reinvested dividends, and

 . Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

 . You participate in the Systematic Withdrawal Plan;

 . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 . You receive a tax-free return of an excess IRA contribution;

 . You receive a tax-qualified retirement plan distribution following retirement; or

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                         PaineWebber Money Market Fund


 . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you initially purchase Class C shares of a PaineWebber fund, we invest 100% of your purchase in that fund's shares.

The fund's Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you initially purchased the Class C shares that you later exchanged for fund shares. The deferred sales charge will be either 0.75% or 1.00%, depending on the deferred sales charge that would have applied to the initially purchased Class C shares. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% or 1.00% (as applicable) by the lesser of the net asset value of the Class C shares initially purchased or the net asset value of the Class C shares of the fund at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

You may be eligible to sell your Class C shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets.

NOTE: If you think you qualify for this sales charge waiver, you may need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares by asking your Financial Advisor to exchange shares of another PaineWebber fund for shares of the corresponding class of the fund. Otherwise, you may acquire fund shares by writing to the funds' transfer agent, PFPC Inc., and requesting an exchange of shares of another PaineWebber fund for shares of the corresponding class of the fund. You must make your exchange request to the transfer agent in writing and include:

 . Your name and address;

 . The name of the fund and class of shares you are selling to purchase shares of Money Market Fund;

 . Your account number;

 . How much you are exchanging (by dollar amount or by number of shares to be sold); and


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                         PaineWebber Money Market Fund

 . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent and the funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

 . Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

 . Obtaining an application from the transfer agent by calling 1-800-647-1568 and mailing the completed application with a check to: PFPC Inc., Attn:
  PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899; or

 . Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

You may exchange shares of another PaineWebber fund for shares of Money Market Fund only after the purchase has settled and the other fund has received your payment.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account......................................................... None
To add to an account....................................................... None

The fund may impose minimum investment requirements at any time.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class B.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 . Your name and address;

 . The fund's name;

 . The fund account number;

 . The dollar amount or number of shares you want to sell; and

 . A guarantee of each registered owner's signature. (See "Buying Shares" for information on obtaining a signature guarantee).

Mail the letter to:
 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

Within three business days after receipt of the request, sales proceeds (less any applicable

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                         PaineWebber Money Market Fund

contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you initially purchased the exchanged shares to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 . Your name and address;

 . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 . Your account number;

 . How much you are exchanging (by dollar amount or by number of shares to be sold); and

 . A guarantee of your signature. (See "Buying Shares" for information on obtaining a signature guarantee.)

Mail the letter to:
 PFPC Inc.
 Attn.: PaineWebber Mutual Funds
 P.O. Box 8950
 Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund calculates net asset value on days that the New York Stock Exchange
(NYSE) is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good

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                         PaineWebber Money Market Fund

Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a deferred sales charge may be applied when you sell Class B or Class C shares.

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                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114 and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On May 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 76 separate portfolios and aggregate assets of approximately $52.7 billion.

ADVISORY FEES

The fund paid advisory and administration fees to Mitchell Hutchins for the most recent fiscal year at the annual rate of 0.50% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this prospectus, the fund's shareholders have not been asked to do so.

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                         PaineWebber Money Market Fund



                              Dividends and Taxes

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DIVIDENDS

The fund declares dividends daily and pays them monthly. The fund distributes any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain its share price at $1.00 per share.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have lower dividends than Class A shares.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash. Shares earn dividends on the day they are purchased but not on the day they are sold.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income.

If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale or exchange of your fund shares so long as the fund maintains a share price of $1.00.

                                  -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ---------------------
                         PaineWebber Money Market Fund


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return' represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                   CLASS A
                                   -------------------------------------------
                                             FOR THE YEARS ENDED
                                   -------------------------------------------
                                             FEBRUARY 28 OR 29,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................. $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   -------  -------  -------  -------  -------
Net investment income.............   0.042    0.042    0.042    0.040    0.046
Dividends from net investment
 income...........................  (0.042)  (0.042)  (0.042)  (0.040)  (0.046)
                                   -------  -------  -------  -------  -------
Net asset value, end of year...... $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                   =======  =======  =======  =======  =======
Total investment return(1)........    4.32%    4.32%    4.33%    4.11%    4.69%
                                   =======  =======  =======  =======  =======
Ratios/Supplemental data:
Net assets, end of year (000's)... $24,236  $60,267  $12,983  $11,808  $23,735
Expenses to average net assets....    1.04%    1.17%    1.41%    1.42%    1.31%
Net investment income to average
 net assets.......................    4.31%    4.29%    4.29%    4.09%    4.68%

--------
(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.

                                  -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ---------------------
                         PaineWebber Money Market Fund

                              FINANCIAL HIGHLIGHTS
                                  (continued)

--------------------------------------------------------------------------------

                CLASS B                                    CLASS C
-------------------------------------------  ----------------------------------------
          FOR THE YEARS ENDED                        FOR THE YEARS ENDED
-------------------------------------------  ----------------------------------------
          FEBRUARY 28 OR 29,                          FEBRUARY 28 OR 29,
-------------------------------------------  ----------------------------------------
 2000     1999     1998     1997     1996     2000     1999     1998    1997    1996
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
$  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
  0.037    0.037    0.037    0.035    0.041    0.037    0.037   0.037   0.034   0.041
 (0.037)  (0.037)  (0.037)  (0.035)  (0.041)  (0.037)  (0.037) (0.037) (0.034) (0.041)
-------  -------  -------  -------  -------  -------  -------  ------  ------  ------
$  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
 ======  =======  =======  =======  =======  =======  =======  ======  ======  ======
   3.80%    3.79%    3.81%    3.60%    4.18%    3.81%    3.81%   3.78%   3.50%   4.14%
 ======  =======  =======  =======  =======  =======  =======  ======  ======  ======
$57,003  $18,782  $14,715  $18,389  $26,592  $13,418  $12,962  $5,308  $5,504  $5,754
   1.50%    1.73%    1.90%    1.90%    1.79%    1.53%    1.70%   1.95%   1.99%   1.79%
   3.91%    3.75%    3.78%    3.55%    4.17%    3.79%    3.80%   3.76%   3.47%   4.27%

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--------------------------------------------------------------------------------

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get text-only copies of information about the fund:

 . For a fee, by electronic request
  at publicinfo@sec.gov or by writing the
  SEC's Public Reference Section,
  Washington, D.C. 20549-0102; or

 . Free, from the EDGAR Database on the
  SEC's Internet website at:
  http://www.sec.gov

PaineWebber Master Series, Inc.
--PaineWebber Money Market Fund
Investment Company Act File No. 811-4448

(C)2000 PaineWebber Incorporated.
All rights reserved.

PAINEWEBBER
MONEY MARKET FUND
Prospectus

--------------------------------------------------------------------------------


June 30, 2000